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SUBSIDIARIES OF RADIAN GROUP INC. AS OF 06/30/01
EXHIBIT 21.1


RADIAN GROUP INC. (Delaware domiciled corporation)

   Amerin Guaranty Corporation (Illinois domiciled wholly owned subsidiary)

   Amerin Re Corporation (Illinois domiciled wholly owned subsidiary)

   Amerin Investor Services Corporation (Illinois domiciled wholly owned subsidiary)

   CMAC Investment Management Corporation (Delaware domiciled wholly owned subsidiary)

   ExpressClose.com (Iowa domiciled wholly owned subsidiary)

   GOLD Acquisition Corporation (New York domiciled wholly owned subsidiary)

   Radian Reinsurance Company (Vermont domiciled wholly owned subsidiary)

   RADIAN GUARANTY INC. (Pennsylvania domiciled wholly owned subsidiary)

      Radian Services LLC (Delaware domiciled wholly owned subsidiary of Radian Guaranty Inc.)

      Commonwealth Mortgage Assurance Company of Texas (Texas domiciled wholly owned subsidiary Radian Guaranty Inc.)

      Commonwealth Mortgage Assurance Company of Arizona (Arizona domiciled wholly owned subsidiary Radian Guaranty Inc.)

      Radian Insurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Guaranty Inc.)

   ENHANCE FINANCIAL SERVICES GROUP INC. (New York domiciled wholly owned subsidiary)

      Enhance Reinsurance Company (New York domiciled wholly owned subsidiary)

      Enhance Residuals LP (Delaware domiciled wholly owned subsidiary)(LP)

      ASSET GUARANTY INSURANCE COMPANY (New York domiciled wholly owned subsidiary)

         VAN-AMERICAN COMPANIES, INC. (Delaware domiciled 95.8% owned subsidiary)

            Van-American Insurance Agency, Inc. (Kentucky domiciled wholly owned subsidiary)

            VAN-AMERICAN INSURANCE COMPANY, INC. (Kentucky domiciled wholly owned subsidiary)

               Vantage Coal Sales, Inc. (Kentucky domiciled wholly owned subsidiary)

               Van-American Business Services, Inc. (Kentucky domiciled wholly owned subsidiary)

      Enhance Reinsurance Ltd. (Bermuda domiciled wholly owned subsidiary)

      ENHANCE C-BASS RESIDUAL FINANCE CORPORATION (Delaware domiciled wholly owned subsidiary)

         ENHANCE RESIDUALS LP (Delaware domiciled wholly owned subsidiary)(GP)

            CREDIT BASED ASSET SERVICING AND SECURITIZATION LLC (Delaware LLC 45.9% ownership)

               Litton GP LLC (Delaware LLC wholly owned subsidiary)

               LITTON LOAN SERVICING LP (Delaware LP 99% owned subsidiary)

                  NOTEWORLD LLC (Delaware LLC wholly owned subsidiary)

                     Wynwood Inc. (Washington domiciled wholly owned subsidiary)

                     South Plains Mortgage LLC (Delaware LLC wholly owned subsidiary)

      Enhance Consumer Services LLC (Delaware LLC wholly owned subsidiary)

      Singer Asset Finance Company LLC (Delaware LLC wholly owned subsidiary)

      EIC CORPORATION LTD. (Bermuda Exempt Company 36.5% owned subsidiary)

         Exporters Insurance Company Ltd. (Bermuda Exempt Insurance Company wholly owned subsidiary)

         Exporters Insurance Services Inc. (Connecticut domiciled wholly owned subsidiary)

         Exporters Insurance Company (Overseas) Ltd. (Bermuda Exempt Insurance wholly owned subsidiary)

      Asset Guaranty UK Representatives Limited (UK domiciled wholly owned subsidiary)

      ALEGIS GROUP INC. (Texas wholly owned subsidiary)

         Alegis Corporation (Texas wholly owned subsidiary)

         Sherman Financial Group LLC (Delaware LLC 45.5% owned subsidiary)

      CREDIT2B.COM INC. (Delaware domiciled 85.7% owned subsidiary)

         AG Intermediaries, Inc. (New York domiciled wholly owned subsidiary)

      FCIA Management Company, Inc. (New York domiciled 21% owned subsidiary)

      LLS, Inc. (Texas domiciled wholly owned subsidiary)

      Credit Based Asset Servicing and Securitization, Inc. (New York domiciled wholly owned subsidiary)

      Guaranty Risk Services, Inc. (New York wholly owned subsidiary)

      SBF PARTICIPACOES LTDA. (Brazil domiciled 45% owned subsidiary)

         UBF Garantias & Seguros S.A. (Brazil domiciled wholly owned subsidiary)